NATIXIS FUNDS

Supplement dated December 15, 2011, to the Natixis Funds Statement of Additional Information dated May 1, 2011, as may be revised and supplemented from time to time, for the following Funds:

ASG Diversifying Strategies Fund

ASG Global Alternatives Fund

ASG Managed Futures Strategy Fund

Effective December 15, 2011, the following line is inserted below the information for Kevin Kearns and above the information for David Rolley in the sub-section “Portfolio Managers’ Ownership of Fund Shares” within the section “Portfolio Management Information.”

Robert S. Rickard	Diversifying Strategies Fund Global Alternatives Fund Managed Futures Strategy Fund	A